Exhibit 99.1

Protolabs Reports Financial Results for the Fourth Quarter and Full Year 2025
Record Quarterly Revenue of $136.5 Million, a 12.1% Increase Year-Over-Year

Record Annual Revenue of $533.1 Million, a 6.4% Increase Year-Over-Year
MINNEAPOLIS – February 6, 2026 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the fourth quarter and full year ended December 31, 2025.

"Protolabs closed 2025 with strong momentum, delivering accelerated growth, record revenue, and solid earnings in the fourth quarter," said President and Chief Executive Officer Suresh Krishna. "2026 is a pivotal year of transformation and acceleration as we establish the foundation to execute our long-term strategic pillars: elevating the customer experience, accelerating innovation, expanding production, and driving operational efficiency. We believe the organizational and operational changes underway position Protolabs for faster growth and improved profitability over time. I'm confident in our ability to execute with speed, discipline, and innovation as we deliver long-term value for customers and shareholders."

Fourth Quarter 2025 Financial Highlights:
•Revenue was a record $136.5 million, a 12.1% increase over the fourth quarter of 2024.
◦CNC Machining revenue grew 25.0% year-over-year.
◦Revenue per customer contact increased 23.2% year-over-year.
•Net income was $6.0 million, or $0.25 per diluted share, compared to a net loss of $(0.4) million, or $(0.02) per diluted share, in the fourth quarter of 2024.
•Non-GAAP net income was $10.7 million, or $0.44 per diluted share, compared to $9.4 million, or $0.38 per diluted share, in the fourth quarter of 2024. See “Non-GAAP Financial Measures” below.

Full Year 2025 Financial Highlights:
•Revenue was a record $533.1 million, a 6.4% increase over 2024.
◦CNC Machining revenue grew 17.6% year-over-year.
◦Revenue per customer contact increased 13.3% year-over-year.
•Revenue growth by fulfillment:
◦Factory: $416.9 million, a 4.1% increase year-over-year.
◦Network: $116.2 million, a 15.7% increase year-over-year.
•Net income was $21.2 million, or $0.88 per diluted share, compared to net income of $16.6 million, or $0.66 per diluted share, in 2024.
•Non-GAAP net income was $40.2 million, or $1.66 per diluted share, compared to $41.2 million, or $1.63 per diluted share, in 2024. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $78.1 million, or 14.7% of revenue. See “Non-GAAP Financial Measures” below.
•Cash generated from operations was $74.5 million in 2025.
•Cash and investments balance was $142.4 million as of December 31, 2025.

Dan Schumacher, Chief Financial Officer, added: "We delivered solid results in 2025 with record revenue and strong cash flow. As we move through 2026, we are implementing targeted changes to improve efficiency and build a more scalable operating model. These actions will support continued revenue growth and create a stronger foundation for long‑term financial performance."

Long-Term Strategic Pillars:

To support Protolabs' long-term strategy, we have aligned the organization around four strategic pillars:

•Elevate Customer Experience: remove friction across the customer journey to deliver a best-in-class experience and increase revenue per customer. Enable employees to serve customers more efficiently, driving faster growth.
•Accelerate Innovation: reaccelerate innovation across core manufacturing services to drive outsized growth and an accelerated pace of new releases. Leverage differentiated IP and deep manufacturing and engineering talent.
•Expand Production: take a deliberate, customer-led approach—prioritizing the right customers, applications, and capabilities. Begin with most strategic customers and scale over time.
•Drive Operational Efficiency: expand Factory and Network gross margins and capture operating expense leverage via efficiencies and productivity. Reallocate resources to fund highest-priority growth initiatives.

Financial Guidance and Outlook:

•In fiscal year 2026, Protolabs expects to generate revenue growth between 6% and 8%.
•In the first quarter of 2026, the Company expects to generate revenue between $130.0 million and $138.0 million.
•In the first quarter of 2026, the Company expects diluted net income per share between $0.17 and $0.25, and non-GAAP diluted net income per share between $0.36 and $0.44. See "Non-GAAP Financial Measures" below.

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, CEO transition costs, restructuring and transformation costs, and costs related to exit and disposal activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, CEO transition costs, restructuring and transformation costs, and costs related to exit and disposal activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense, in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, CEO transition costs, restructuring and transformation costs, and costs related to exit and disposal activities (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income and non-GAAP net income per share, in each case, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs, restructuring and transformation costs, and costs related to exit and disposal activities (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income (loss), non-GAAP net income (loss) per share, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by service line, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends, provide useful measures for period-to-period comparisons of the Company’s business, and in determining executive and senior management incentive compensation. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in our condensed consolidated financial statements and are subject to inherent limitations. Investors should review the reconciliations of non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release.
Conference Call
The Company has scheduled a conference call to discuss its fourth quarter and full year 2025 financial results and outlook for 2026 today, February 6, 2026 at 8:30 a.m. EST. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EST start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/cbdwr5wf/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the world’s fastest manufacturing service enabling companies across every industry to streamline production of quality parts throughout the entire product life cycle. From custom prototyping to end-use production, we support product developers, engineers, and supply chain teams along every phase of their manufacturing journey. Get started now at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.

Investor Relations Contacts
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and Corporate Development
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
Corporate Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	December 31, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$110,826	$89,071
Short-term marketable securities	17,297	14,019
Accounts receivable, net	78,962	66,504
Inventory	14,401	12,305
Income taxes receivable	2,465	2,906
Prepaid expenses and other current assets	9,590	10,049
Total current assets	233,541	194,854

Property and equipment, net	212,201	227,263
Goodwill	273,991	273,991
Other intangible assets, net	18,612	21,422
Long-term marketable securities	14,308	17,773
Operating lease assets	2,836	2,993
Finance lease assets	424	692
Other long-term assets	4,442	4,524
Total assets	$760,355	$743,512

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,104	$15,504
Accrued compensation	23,674	16,550
Accrued liabilities and other	26,783	19,621
Current operating lease liabilities	1,155	1,287
Current finance lease liabilities	286	309
Total current liabilities	67,002	53,271

Long-term operating lease liabilities	1,606	1,633
Long-term finance lease liabilities	—	287
Long-term deferred tax liabilities	16,598	13,565
Other long-term liabilities	4,277	4,605

Shareholders' equity	670,872	670,151
Total liabilities and shareholders' equity	$760,355	$743,512

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenue
Injection Molding	$47,613	$45,641	$191,521	$194,215
CNC Machining	65,496	52,389	243,327	206,887
3D Printing	18,807	19,467	80,298	83,767
Sheet Metal	4,384	4,047	17,160	15,265
Other Revenue	193	206	821	756
Total Revenue	136,493	121,750	533,127	500,890

Cost of revenue	76,121	69,793	295,990	277,690
Gross profit	60,372	51,957	237,137	223,200

Operating expenses
Marketing and sales	25,261	23,003	98,315	92,073
Research and development	10,321	9,698	42,808	41,298
General and administrative	17,050	15,166	69,813	64,333
Restructuring and transformation costs	749	—	749	—
Costs related to exit and disposal activities	191	5,585	342	5,585
Total operating expenses	53,572	53,452	212,027	203,289
Income (loss) from operations	6,800	(1,495)	25,110	19,911
Other income, net	1,352	1,213	5,952	4,761
Income (loss) before income taxes	8,152	(282)	31,062	24,672
Provision for income taxes	2,153	122	9,821	8,079
Net income (loss)	$5,999	$(404)	$21,241	$16,593

Net income (loss) per share:
Basic	$0.25	$(0.02)	$0.89	$0.66
Diluted	$0.25	$(0.02)	$0.88	$0.66

Shares used to compute net income (loss) per share:
Basic	23,760,364	24,474,051	23,922,703	25,096,117
Diluted	24,168,052	24,474,051	24,245,199	25,212,178

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2025	2024
Operating activities
Net income	$21,241	$16,593
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	33,814	35,808
Stock-based compensation expense	15,729	16,999
Deferred taxes	2,912	(5,153)
Interest on finance lease obligations	20	33
Loss on impairment of equipment	—	256
Impairments related to exit and closure of facilities	448	2,333
Gain on disposal of property and equipment	(4)	(13)
Other	(223)	1
Changes in operating assets and liabilities	567	10,972
Net cash provided by operating activities	74,504	77,829

Investing activities
Purchases of property, equipment and other capital assets	(14,842)	(9,169)
Proceeds from sales of property, equipment and other capital assets	834	34
Purchases of marketable securities	(17,015)	(25,070)
Proceeds from call redemptions and maturities of marketable securities	17,613	19,209
Net cash used in investing activities	(13,410)	(13,580)

Financing activities
Proceeds from issuance of common stock from equity plans	6,340	4,019
Purchases of shares withheld for tax obligations	(3,434)	(1,995)
Repurchases of common stock	(42,963)	(60,278)
Principal repayments of finance lease obligations	(309)	(296)
Net cash used in financing activities	(40,366)	(58,550)
Effect of exchange rate changes on cash and cash equivalents	1,027	(418)
Net increase in cash and cash equivalents	21,755	5,281
Cash and cash equivalents, beginning of period	89,071	83,790
Cash and cash equivalents, end of period	$110,826	$89,071

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income (Loss) and Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Non-GAAP net income (loss), adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs, restructuring and transformation costs and costs related to exit and disposal activities
GAAP net income (loss)	$5,999	$(404)	$21,241	$16,593
Add back:
Stock-based compensation expense	3,801	4,283	15,729	16,999
Amortization expense	933	911	3,703	3,707
Unrealized loss (gain) on foreign currency	186	(324)	(130)	(1)
CEO transition costs	—	—	1,376	—
Restructuring and transformation costs	749	—	749	—
Costs related to exit and disposal activities	191	5,585	342	5,585
Total adjustments [1]	5,860	10,455	21,769	26,290
Income tax benefits on adjustments [2]	(1,110)	(649)	(2,810)	(1,715)
Non-GAAP net income	$10,749	$9,402	$40,200	$41,168

Non-GAAP net income per share:
Basic	$0.45	$0.38	$1.68	$1.64
Diluted	$0.44	$0.38	$1.66	$1.63

Shares used to compute non-GAAP net income per share:
Basic	23,760,364	24,474,051	23,922,703	25,096,117
Diluted	24,168,052	24,689,181	24,245,199	25,212,178

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, CEO transition costs, restructuring and transformation costs and costs related to exit and disposal activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Cost of revenue	$812	$876	$3,162	$3,304

Marketing and sales	894	734	3,317	3,112
Research and development	702	690	2,826	2,721
General and administrative	2,326	2,894	11,503	11,569
Restructuring and transformation costs	749	—	749	—
Costs related to exit and disposal activities	191	5,585	342	5,585
Total operating expenses	4,862	9,903	18,737	22,987

Other income, net	186	(324)	(130)	(1)
Total adjustments	$5,860	$10,455	$21,769	$26,290

2For the three and twelve months ended December 31, 2025 and 2024, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the respective period.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenue	$136,493	$121,750	$533,127	$500,890
Gross profit	60,372	51,957	237,137	223,200
GAAP gross margin	44.2%	42.7%	44.5%	44.6%
Add back:
Stock-based compensation expense	469	534	1,792	1,935
Amortization expense	343	342	1,370	1,369
Total adjustments	812	876	3,162	3,304
Non-GAAP gross profit	$61,184	$52,833	$240,299	$226,504
Non-GAAP gross margin	44.8%	43.4%	45.1%	45.2%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenue	$136,493	$121,750	$533,127	$500,890
Income (loss) from operations	6,800	(1,495)	25,110	19,911
GAAP operating margin	5.0%	(1.2%)	4.7%	4.0%
Add back:
Stock-based compensation expense	3,801	4,283	15,729	16,999
Amortization expense	933	911	3,703	3,707
CEO transition costs	—	—	1,376	—
Restructuring and transformation costs	749	—	749	—
Costs related to exit and disposal activities	191	5,585	342	5,585
Total adjustments	5,674	10,779	21,899	26,291
Non-GAAP income from operations	$12,474	$9,284	$47,009	$46,202
Non-GAAP operating margin	9.1%	7.6%	8.8%	9.2%

Proto Labs, Inc.
Reconciliation of GAAP Net Income (Loss) to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenue	$136,493	$121,750	$533,127	$500,890
GAAP net income (loss)	5,999	(404)	21,241	16,593
GAAP net income (loss) margin	4.4%	(0.3%)	4.0%	3.3%
Add back:
Amortization expense	$933	$911	$3,703	$3,707
Depreciation expense	7,188	7,913	30,111	32,101
Interest income, net	(1,261)	(1,225)	(4,793)	(4,749)
Provision for income taxes	2,153	122	9,821	8,079
EBITDA	15,012	7,317	60,083	55,731
EBITDA Margin	11.0%	6.0%	11.3%	11.1%
Add back:
Stock-based compensation expense	3,801	4,283	15,729	16,999
Unrealized loss (gain) on foreign currency	186	(324)	(130)	(1)
CEO transition costs	—	—	1,376	—
Restructuring and transformation costs	749	—	749	—
Costs related to exit and disposal activities	191	5,585	342	5,585
Total adjustments	4,927	9,544	18,066	22,583
Adjusted EBITDA	$19,939	$16,861	$78,149	$78,314
Adjusted EBITDA Margin	14.6%	13.8%	14.7%	15.6%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2025			Three Months Ended December 31, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$111,986	$—	$111,986	$96,599	15.9%	15.9%
Europe	24,507	(1,398)	23,109	25,151	(2.6)	(8.1)
Total revenue	$136,493	$(1,398)	$135,095	$121,750	12.1%	11.0%

	Twelve Months Ended December 31, 2025			Twelve Months Ended December 31, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$432,326	$—	$432,326	$396,192	9.1%	9.1%
Europe	100,801	(3,453)	97,348	104,698	(3.7%)	(7.0%)
Total revenue	$533,127	$(3,453)	$529,674	$500,890	6.4%	5.7%

1Revenue for the three and twelve months ended December 31, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2024 to GAAP revenue for the three and twelve months ended December 31, 2025.
3This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2024 to non-GAAP revenue for the three and twelve months ended December 31, 2025 (as recalculated using the foreign currency exchange rates in effect during the three and twelve months ended December 31, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2025			Three Months Ended December 31, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$47,613	$(333)	$47,280	$45,641	4.3%	3.6%
CNC Machining	65,496	(857)	64,639	52,389	25.0	23.4
3D Printing	18,807	(171)	18,636	19,467	(3.4)	(4.3)
Sheet Metal	4,384	(34)	4,350	4,047	8.3	7.5
Other Revenue	193	(3)	190	206	(6.3)	(7.8)
Total revenue	$136,493	$(1,398)	$135,095	$121,750	12.1%	11.0%

	Twelve Months Ended December 31, 2025			Twelve Months Ended December 31, 2024	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$191,521	$(1,039)	$190,482	$194,215	(1.4%)	(1.9%)
CNC Machining	243,327	(1,838)	241,489	206,887	17.6	16.7
3D Printing	80,298	(507)	79,791	83,767	(4.1)	(4.7)
Sheet Metal	17,160	(64)	17,096	15,265	12.4	12.0
Other Revenue	821	(5)	816	756	8.6	7.9
Total revenue	$533,127	$(3,453)	$529,674	$500,890	6.4%	5.7%

1Revenue for the three and twelve months ended December 31, 2025 has been recalculated using 2024 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2024 to GAAP revenue for the three and twelve months ended December 31, 2025.
3This column presents the percentage change from GAAP revenue for the three and twelve months ended December 31, 2024 to non-GAAP revenue for the three and twelve months ended December 31, 2025 (as recalculated using the foreign currency exchange rates in effect during the three and twelve months ended December 31, 2024) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(In thousands, except customer contacts and per customer contact amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Revenue	$136,493	$121,750	$533,127	$500,890
Customer contacts	19,621	21,558	48,415	51,552
Revenue per customer contact[1]	$6,956	$5,648	$11,012	$9,716

1Revenue per customer contact is calculated using the revenue recognized during the respective period divided by the actual number of customer contacts served during the same period. Customer contacts are product developers, engineers, procurement and supply chain professionals and other individuals who place an order, and that order is shipped and invoiced during the period. The Company believes revenue per customer contact is useful to investors in evaluating the underlying business trends and ongoing operating performance of the Company.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(Unaudited)

	Q1 2026 Outlook
	Low	High
GAAP diluted net income per share	$0.18	$0.26
Add back:
Stock-based compensation expense	0.12	0.12
Amortization expense	0.03	0.03
Restructuring and transformation costs	0.02	0.02
Unrealized (gain) loss on foreign currency	0.00	0.00
Total adjustments	0.18	0.18
Non-GAAP diluted net income per share	$0.36	$0.44